UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2012

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indenture and the New Senior Notes
On October 11, 2012, Alpha Natural Resources, Inc. (“Alpha”), certain of Alpha’s wholly owned domestic subsidiaries, as guarantors (collectively, the “Guarantors”), and Union Bank, N.A., as trustee, entered into a third supplemental indenture (the “Third Supplemental Indenture”) to the indenture dated June 1, 2011 (the “Base Indenture” and, together with the Third Supplemental Indenture, the “New Notes Indenture”) governing Alpha’s newly issued 9.75% Senior Notes due 2018 (the “New Senior Notes”).
The New Senior Notes bear interest at a rate of 9.75% per annum, payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2013, and will mature on April 15, 2018.
The New Senior Notes are Alpha’s senior unsecured obligations, ranking senior in right of payment to all of Alpha’s future debt that is subordinated in right of payment to the New Senior Notes and ranking equally in right of payment with all of Alpha’s existing and future debt that is not subordinated in right of payment to the New Senior Notes. Each Guarantor’s guarantee of the New Senior Notes is an unsecured obligation of that Guarantor, ranking senior in right of payment to all of that Guarantor’s future debt that is subordinated in right of payment to that Guarantor’s guarantee and ranking equally in right of payment with all of that Guarantor’s existing and future debt that is not subordinated in right of payment to that Guarantor’s guarantee. The New Senior Notes are effectively junior to all of Alpha’s and the Guarantors’ secured debt to the extent of the value of the collateral securing that debt. The New Senior Notes are also subordinated to all existing and future liabilities of Alpha’s non-guarantor subsidiaries, including trade payables and lease obligations.
Alpha may redeem the New Senior Notes, in whole or in part, at any time prior to maturity, at a price equal to 100% of the aggregate principal amount of the New Senior Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, Alpha may redeem up to 35% of the aggregate principal amount of the New Senior Notes with the net cash proceeds from certain equity offerings, at any time prior to October 15, 2015, at a redemption price equal to 109.75% of the aggregate principal amount of the New Senior Notes, plus accrued and unpaid interest, if any, to, but not including the applicable redemption date, if at least 65% of the aggregate principal amount of the New Senior Notes originally issued under the New Notes Indenture remains outstanding immediately after the redemption and the redemption occurs within 180 days of the date of the closing of such equity offering.
Upon the occurrence of a change of control repurchase event with respect to the New Senior Notes, unless Alpha has exercised its right to redeem the New Senior Notes, Alpha will be required to offer to repurchase each holder’s New Senior Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.
The New Notes Indenture contains covenants that limit, among other things, Alpha’s ability to:

•	incur, or permit its subsidiaries to incur, additional debt;

•	issue, or permit its subsidiaries to issue, certain types of stock;

•	pay dividends on its or its subsidiaries’ capital stock or repurchase its capital stock;

•	make certain investments;

•	enter into certain types of transactions with affiliates;

•	incur liens on certain assets to secure debt;

•	limit dividends or other payments by its restricted subsidiaries to it and its other restricted subsidiaries;

•	consolidate, merge or sell all or substantially all of its assets; and

•	make certain payments on its or its subsidiaries’ subordinated debt.
These covenants are subject to a number of qualifications and exceptions. These covenants may not apply at any time after the New Senior Notes are assigned a credit grade rating of at least BB+ (stable) from Standard & Poor's Ratings Services and of at least Ba1 (stable) from Moody's Investor Service, Inc.
This description of the New Notes Indenture and the New Senior Notes does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Third Supplemental Indenture, which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
The New Notes Indenture contains covenants that limit, among other things, Alpha’s ability to pay dividends on Alpha’s or its subsidiaries’ capital stock or repurchase its capital stock, subject to certain exceptions. For more information, see the Third Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.
Item 9.01 Exhibits.
(d) Exhibits
 Pursuant to the rules and regulations of the Securities and Exchange Commission, Alpha has filed certain agreements as exhibits to this Current Report on Form 8-K. These agreements may contain representations and warranties by the parties. These representations and warranties have been made solely for the benefit of the other party or parties to such agreements and (i) may have been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in Alpha’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations and warranties may not describe Alpha’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description
4.1
Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 of Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.2*	Third Supplemental Indenture, dated as of October 11, 2012, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.
4.3*	Form of New Senior Note (included in Exhibit 4.2).
5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP, dated as of October 11, 2012.
23.1*	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

October 11, 2012	By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1
Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 of Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.2*	Third Supplemental Indenture, dated as of October 11, 2012, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.
4.3*	Form of New Senior Note (included in Exhibit 4.2).
5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP, dated as of October 11, 2012.
23.1*	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).
*Filed herewith.